                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 January 6, 2004
                                 ---------------
                                (Date of Report)

                              Equidyne Corporation
                              --------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-9922                  04-2608713
          ---------                    ------                  ----------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


           1620 - 400 Burrard Street, Vancouver, B.C., Canada, V6C 3A6
           -----------------------------------------------------------
                               (Address of office)


                                 (604) 408-8538
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On January 6, 2004, Equidyne Systems, Inc. ("ESI"), a wholly owned subsidiary of Equidyne Corporation (the "Company"), sold all of its right, title and interest in and to (i) its needle-free injection device, known as "INJEX", and (ii) its patent protection related to INJEX to HNS International Inc. ("HNS"), as described in ESI's Report on Form 8-K filed with the Securities and Exchange Commission on December 19, 2003. The assets purchased by HNS in the sale include, without limitation:

         -        all INJEX inventory;

         -        all tools, molds and equipment for the production of INJEX;

         - all manuals, packaging, artwork, warranty cards and computer equipment pertaining to INJEX;

         - all technology, designs, plans and drawings pertaining to INJEX;

         -        the INJEX customer list;

         - the internet domain name and related web pages at www.injex.com;

         -        all United States trademarks relating to INJEX; and

         - with certain exceptions, all issued and pending patent applications covering INJEX.

         The purchase price for the assets purchased was $750,000.

         HNS is owned and controlled by Jim Fukushima, who owns a significant amount of the Company's outstanding common stock. Mr. Fukushima was previously a member of the Company's board of directors.

         In connection with the sale, ESI agreed not to develop, manufacture, promote, market, sell or otherwise exploit, directly or indirectly, any device similar or competitive with INJEX for a period of ten years following the execution of the asset purchase agreement.

         A copy of the asset purchase agreement and the amendment agreement between ESI and HNS is attached to this Current Report on Form 8-K as Exhibit
2.1 and Exhibit 2.2, respectively, and incorporated by reference herein. A copy of the patent purchase agreement between ESI and HNS is attached to this Current Report on Form 8-K as Exhibit 2.3 and incorporated by reference herein. A copy of the press release issued by the Company on December 9, 2003 concerning the foregoing transaction is attached to this Current Report on Form 8-K as Exhibit
99.1 and incorporated by reference herein.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      Pro Forma Financial Information

                  The pro forma financial information required to be filed pursuant to Item 7(b) of Form 8-K and prepared in accordance with Article 11 of Regulation S-X is filed herewith and incorporated herein by reference.

                      EQUIDYNE CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                OCTOBER 31, 2003
                                 (IN THOUSANDS)

                                                                             PRO FORMA
                                                        AS REPORTED         ADJUSTMENTS                      PRO FORMA
                                                     ------------------- ------------------               -----------------
ASSETS
Current Assets:
Cash and cash equivalents                                $      7,783        $       750    Note 2            $     8,533
Accounts receivable, net                                            3                 --                                3
Inventories, net                                                   50                (50)   Note 2                     --
Refundable income taxes                                         6,441                 --                            6,441
Prepaid and other current assets                                  292                 --                              292
                                                     ------------------- ------------------               -----------------
   Total current assets                                        14,575                700                           15,275

Property and equipment, net                                        11                (11)   Note 2                     --
Deposits                                                            5                 --                                5
Patents, net                                                      477               (477)   Note 2                     --
                                                     ------------------- ------------------               -----------------
     Total assets                                        $     15,068        $       212                      $    15,280
                                                     =================== ==================               =================
LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable and accrued liabilities                 $      3,618        $        --                      $     3,618
                                                     -------------------                                  -----------------
   Total current liabilities                                    3,618                 --                            3,618

Stockholders' Equity:
Common stock                                                    1,699                 --                            1,699
Additional paid-in capital                                     26,713                 --                           26,713
Accumulated deficit                                           (11,649)               212    Note 2                (11,437)
Treasury stock, at cost                                        (5,313)                --                           (5,313)
                                                     ------------------- ------------------               -----------------
  Total stockholders' equity                                   11,450                212                           11,662
                                                     ------------------- ------------------               -----------------
     Total liabilities and stockholders' equity          $     15,068        $       212                      $    15,280
                                                     ------------------- ------------------               -----------------

  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                      EQUIDYNE CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED OCTOBER 31, 2003
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                             PRO FORMA
                                                        AS REPORTED         ADJUSTMENTS         PRO FORMA
                                                     ------------------- ------------------ ------------------
                                                                             (Note 3)
Net sales                                               $          2          $      (2)         $       --
Cost of goods sold
                                                                  19                (19)                 --
                                                     ------------------- ------------------ ------------------
  Gross loss                                                     (17)                 17                 --

Selling, general and administrative expenses                   1,632               (115)              1,517

                                                     ------------------- ------------------ ------------------
   Total operating expenses                                    1,632               (115)              1,517
                                                     ------------------- ------------------ ------------------

Operating loss                                                (1,649)               132              (1,517)

Other income (expense):
  Interest and other                                               9                 --                   9
  Loss on sale of property and equipment                         (20)                --                 (20)
                                                     ------------------- ------------------ ------------------
                                                                 (11)                --                 (11)
                                                     ------------------- ------------------ ------------------

Loss before income tax benefit                                (1,660)               132              (1,528)

Income tax benefit                                                --                  --                 --
                                                     ------------------- ------------------ ------------------

Net loss                                                 $    (1,660)         $     132          $   (1,528)
                                                     =================== ================== ==================

Net loss per share - basic and diluted                   $     (0.11)         $    0.01          $    (0.10)
                                                     =================== ================== ==================

  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                      EQUIDYNE CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                            YEAR ENDED JULY 31, 2003
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                             PRO FORMA
                                                        AS REPORTED         ADJUSTMENTS         PRO FORMA
                                                     ------------------- ------------------ ------------------
                                                                             (Note 3)
Net sales                                               $         82          $     (82)         $       --
Cost of goods sold
                                                                 155               (155)                 --
                                                     ------------------- ------------------ ------------------
  Gross loss                                                     (73)                 73                 --

Selling, general and administrative expenses                   3,226               (768)              2,458
Research and development                                         273               (273)                 --
Asset impairment                                                 966               (966)                 --
                                                     ------------------- ------------------ ------------------
   Total operating expenses                                    4,465             (2,007)              2,458
                                                     ------------------- ------------------ ------------------

Operating loss                                                (4,538)             2,080              (2,458)

Other income (expense):
  Interest and other                                             140                 --                 140
  Loss on sale of property and equipment                           8                 --                   8
                                                     ------------------- ------------------ ------------------
                                                                 148                 --                 148
                                                     ------------------- ------------------ ------------------

Loss before income tax benefit                                (4,390)             2,080               2,310

Income tax benefit
                                                              (1,063)               335                (728)
                                                     ------------------- ------------------ ------------------

Net loss                                                 $    (3,327)         $   1,745          $   (1,582)
                                                     =================== ================== ==================

Net loss per share - basic and diluted                   $     (0.22)         $    0.12          $    (0.10)
                                                     =================== ================== ==================

  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                      EQUIDYNE CORPORATION AND SUBSIDIARIES
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

1.       OVERVIEW

         The unaudited pro forma condensed consolidated financial statements reflect the sale by Equidyne Corporation's ("the Company") wholly-owned subsidiary, Equidyne Systems, Inc. ("ESI") of certain assets related to ESI's needle-free business to HNS International, Inc. ("HNS"). The assets being sold include all of the intellectual property related to the needle-free business and various equipment and inventory. The aggregate purchase price was $750,000, including a $100,000 deposit which is non-refundable should HNS choose not to complete the transaction. The sale closed on January 6, 2004. The proceeds of the sale will be used to finance the Company's ongoing liquidity requirements.

         The unaudited pro forma condensed consolidated balance sheet includes the adjustments necessary to reflect the sale transaction as if it had occurred on October 31, 2003. Such adjustments include the receipt of the consideration, subtraction of the assets sold from the Company's balance sheet.

         The unaudited pro forma condensed consolidated statements of operations for the three months ended October 31, 2003 and the year ended July 31, 2003 reflect the Company's results of continuing operations as if ESI had completed the sale transaction as of August 1, 2003 or 2002, respectively. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2003 and the year ended July 31, 2003 do not include the net gain of approximately $212,000 to be recorded by the Company in conjunction with the sale of the needle-free assets.

         Higher cash balances resulting from the sale transaction would have increased interest income for the periods presented in the unaudited pro forma condensed consolidated statements of operations, net of applicable income taxes. Such adjustments to interest income, and the related adjustments to the income tax benefit, have not been reflected in the accompanying unaudited pro forma condensed consolidated statements of operations.

         The unaudited pro forma financial statements have been prepared on the basis of preliminary estimates, which are subject to adjustment. The unaudited pro forma financial statements may not be indicative of the results that actually would have been achieved if the sale transaction had been effected on the dates indicated above, or the results that will be achieved in the future. The pro forma financial statements should be read in conjunction with the consolidated financial statements of Equidyne Corporation included in the Company's annual report on Form 10-KSB for the year ended July 31, 2003.

         Adjustments made to the individual line items in the accompanying unaudited pro forma financial statements are described in the following notes.

2.       DETAILS OF ASSETS SOLD (AS OF OCTOBER 31, 2003)

         Cash received                                                                   $750,000

         Inventory sold (net of reserves)                                                  50,000
         Property and equipment sold (net of accumulated depreciation)                     11,000
         Patents sold (net of accumulated amortization)                                   477,000
                                                                                          -------
                           Total book value of assets sold                                538,000

                           Estimated gain on sale of assets                              $212,000
                                                                                         ========

3.       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

         The pro forma adjustments reflected in the accompanying unaudited pro forma condensed consolidated statements of operations for the three months ended October 31, 2003 and the year ended July 31, 2003 for the line items of sales, cost of sales and operating expenses are all for the purpose of subtracting the needle-free related activity of such items for the periods presented, as if the sale transaction had been consummated as of the beginning of such period.

         Pro forma adjustments have been made to the credit for income taxes in each period, reflecting the impact on such credits for income taxes, at the Company's adjusted effective tax rate, of the adjustments described in the preceding paragraph.

         (c)      Exhibits

         2.1 Asset Purchase Agreement dated December 8, 2003, between Equidyne Systems, Inc. and HNS International Inc.(1)

         2.2 Amendment Agreement dated December 12, 2003, between Equidyne Systems, Inc. and HNS International Inc.(1)

         2.3 Patent Purchase Agreement dated December 8, 2003, between Equidyne Systems, Inc. and HNS International Inc.(1)

         99.1 Press Release of Equidyne Corporation, dated December 9, 2003, announcing the results of its first quarter for fiscal year 2004 and announcing its agreement to sell its needle-free assets to HNS International Inc.(1)












         (1) Incorporated by reference to the Report on Form 8-K filed with the Securities and Exchange Commission on December 19, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 20, 2004

                                                  Equidyne Corporation


                                                  By: /s/ John M. Musacchio
                                                      ---------------------
                                                  Name:   John M. Musacchio
                                                  Title:  Corporate Secretary

                                  EXHIBIT INDEX


Exhibit Number               Description of Document
--------------               -----------------------

2.1                          Asset Purchase Agreement dated December 8, 2003, between Equidyne Systems, Inc. and HNS
                             International Inc.(1)
2.2                          Amendment Agreement dated December 12, 2003, between Equidyne Systems, Inc. and HNS
                             International Inc.(1)
2.3                          Patent Purchase Agreement dated December 8, 2003, between Equidyne Systems, Inc. and HNS
                             International Inc.(1)
99.1                         Press Release of Equidyne Corporation, dated December 9, 2003, announcing the results of its first quarter for fiscal year 2004 and announcing its agreement to sell its needle-free assets to HNS International Inc.(1)














         (1) Incorporated by reference to the Report on Form 8-K filed with the Securities and Exchange Commission on December 19, 2003.